SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 10, 2004

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s Telephone Number, including area code: (262) 631-4001

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s Telephone Number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the appointment of Joseph F. Smorada as Vice President and Chief Financial Officer of JohnsonDiversey Holdings, Inc. and Executive Vice President and Chief Financial Officer of JohnsonDiversey, Inc., as further described in Item 5.02 below, JohnsonDiversey, Inc. entered into an employment agreement dated November 1, 2004 with Mr. Smorada, a copy of which is attached to this Current Report as Exhibit 10.1.

Under the employment agreement, in addition to his initial annual base salary of $430,000, Mr. Smorada is eligible to receive a performance bonus, with a target of 65% of base salary. Depending on the achievement of specified objectives, the amount of the bonus may range between 0% and 130% of the target. Also, Mr. Smorada was provided with a signing bonus of $50,000, is entitled to an annual flexible spending account that may be used for specified personal expenses and is eligible to participate in the JohnsonDiversey, Inc. long-term equity incentive plan. If Mr. Smorada is terminated without cause or resigns for good reason, he is entitled to receive continuation of his base salary for a period of one year following termination of his employment with JohnsonDiversey, Inc., a pro-rated performance bonus for the fiscal year in which the termination occurs, a performance bonus at the target level for the one-year salary continuation period and, if termination is prior to Mr. Smorada’s five year anniversary, certain relocation costs. In addition, the employment agreement requires that Mr. Smorada maintain the confidentiality of JohnsonDiversey, Inc.’s proprietary information and refrain from competing with and soliciting employees from JohnsonDiversey, Inc. during his employment and for a period of up to two years after termination.

Under the long-term incentive plan, Mr. Smorada received a grant of 2,500 shares of class C restricted stock of Commercial Markets Holdco with a current approximate value of $339,000, half of which vest four years from the date of grant and half of which vest five years from the date of grant. In addition, Mr. Smorada received a grant of 2,500 class C stock options with a current approximate value of $435,000 and will also be eligible to receive additional stock option grants in future years as part of JohnsonDiversey, Inc.’s annual grant process, all of which vest four years from the date of grant with vested options exercisable for a period of seven years following the date of grant. If Mr. Smorada resigns without good reason, or is terminated for cause, he will forfeit all unvested shares of restricted stock and options. If Mr. Smorada is terminated due to death, disability or retirement, or resigns for good reason, all shares of restricted stock and options will become immediately vested. Mr. Smorada will have 90 days after the date of his termination of employment with JohnsonDiversey, Inc. to exercise vested stock options. JohnsonDiversey, Inc. may repurchase any shares of class C restricted stock upon Mr. Smorada’s termination of employment.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 10, 2004, JohnsonDiversey, Inc. issued a press release announcing that its Board of Directors had appointed Joseph F. Smorada as Executive Vice President and Chief Financial Officer, effective November 15, 2004. Mr. Smorada will replace Clive A. Newman, who was appointed JohnsonDiversey, Inc.’s interim Chief Financial Officer on August 16,

2004. Mr. Smorada joined JohnsonDiversey, Inc. on November 1, 2004 as an Executive Vice President. Mr. Newman will continue to serve as interim Chief Financial Officer until the effectiveness of Mr. Smorada’s appointment, at which time he will resume his prior role as Vice President, Corporate Controller and Chief Accounting Officer.

In addition, the JohnsonDiversey Holdings, Inc. Board of Directors appointed Mr. Smorada as its Vice President and Chief Financial Officer, effective November 15, 2004. Mr. Smorada will replace Mr. Newman, who was appointed Acting Chief Financial Officer of JohnsonDiversey Holdings, Inc. on October 31, 2004. Effective November 15, 2004, Mr. Newman will no longer be an officer of JohnsonDiversey Holdings, Inc.

Mr. Smorada, 57, has over 25 years of senior financial management experience, including leadership roles in finance, accounting, internal controls, asset management, restructurings and mergers and acquisitions. From 1992 until October 2004, he served as Chief Financial Officer and, most recently, as Executive Consultant, at Axel Johnson Inc., a $2.6 billion international company with business interests, public and private, in manufacturing, energy and technology products and services.

Mr. Smorada attended California University of Pennsylvania where he achieved various academic honors and earned a Bachelors Degree in Economics. He also has completed management development programs at Harvard University, the University of Pennsylvania, Cornell University and Columbia University, and for nearly seven years was a member of the Board of Directors and Audit Committee of Larscom Incorporated, which formerly traded on NASDAQ.

JohnsonDiversey, Inc. has entered into an employment agreement with Mr. Smorada, as further described in Item 1.01 above, a copy of which is attached to this Current Report as Exhibit 10.1.

A copy of the press release announcing Mr. Smorada’s appointment is attached to this Current Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1	Employment Agreement between JohnsonDiversey, Inc. and Joseph Smorada, dated as of November 1, 2004

99.1	Press Release dated November 10, 2004

JOHNSONDIVERSEY HOLDINGS, INC. SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.

Date: November 11, 2004	/s/ Clive A. Newman
Clive A. Newman
Acting Chief Financial Officer

JOHNSONDIVERSEY, INC. SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY, INC.

Date: November 11, 2004	/s/ Clive A. Newman
Clive A. Newman
Interim Chief Financial Officer, Vice President and Corporate Controller

JOHNSONDIVERSEY HOLDINGS, INC.

JOHNSONDIVERSEY, INC.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Employment Agreement between JohnsonDiversey, Inc. and Joseph Smorada, dated as of November 1, 2004

99.1	Press release dated November 10, 2004